UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AMMO, Inc.

(Name of registrant as specified in its charter)

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7681 East Gray Road

Scottsdale, Arizona 85260

November 22, 2022

Dear Fellow Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of AMMO, Inc. (the “Company”) and any adjournments, postponements or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, January 5, 2023 virtually at https://web.lumiagm.com/276085716 at 10:00 AM Mountain Time.

The matters to be voted on at the Annual Meeting by the holders of our common stock, par value $0.001 per share (“Common Stock”), are: (i) the election of nine (9) director nominees to our board of directors (our “Board”); (ii) the ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm for fiscal year 2023 (the year that will end on March 31, 2023); (iii) the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in the proxy statement detailing the business to be conducted at the Annual Meeting; and (iv) the approval of an amendment to the Ammo, Inc. 2017 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan. We may also transact such other business that may properly come before the Annual Meeting. Our Board recommends that you vote in accordance with our Board’s recommendations on all proposals using the enclosed proxy card.

Shareholders of record at the close of business on November 15, 2022 are entitled to notice of and are cordially invited to, attend this Annual Meeting, or any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by fax. Returning your proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend in person.

The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about November 22, 2022.

On behalf of everyone at AMMO, Inc., we are grateful for your continued trust and support. Thank you for being an AMMO shareholder.

By order of the Board of Directors,

/s/ Fred. W. Wagenhals
Fred W. Wagenhals
Chairman and Chief Executive Officer

Scottsdale, Arizona

November 22, 2022

7681 East Gray Road

Scottsdale, Arizona 85260

November 22, 2022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of Ammo, Inc.:

The 2022 Annual Meeting of Shareholders of Ammo, Inc. (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) will be held at 10:00 AM Mountain Time on Thursday, January 5, 2023 virtually at https://web.lumiagm.com/276085716. As a shareholder, you will be able to attend and participate in the Annual Meeting virtually and will have the opportunity to listen to the meeting live, submit questions and vote.

As described more fully in the Company’s proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), at the Annual Meeting, the holders of our Common Stock, par value $0.001 per share (“Common Stock”) will be asked to:

(1)	Elect nine (9) directors to serve on our Board of Directors;

(2)	Ratify the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm;

(3)	Approve, on a non-binding, advisory basis, the compensation of our named executive officers;

(4)	Approve an amendment to the Ammo, Inc. 2017 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan (the “Stock Incentive Plan Amendment Proposal”); and

(5)	Transact any other business that may properly come before the Annual Meeting.

Shareholders of record at the close of business on November 15, 2022 are entitled to notice of, and to vote at, the Annual Meeting. Such shareholders are urged to submit the enclosed proxy card, even if their shares were sold after such date.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 are available at https://www.westcoaststocktransfer.com/proxy-poww.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to VOTE TODAY by following the instructions on the enclosed proxy card to vote by the Internet or fax or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Returning the proxy does not deprive you of your right to attend and to vote your shares at the Annual Meeting in person . More information on voting your proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to “Proxy Voting Summary” on page 1 of the Proxy Statement and the instructions on the proxy card. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” our Board’s director nominees and “FOR” Proposals 2, 3 and 4 using the enclosed proxy card.

OUR BOARD STRONGLY RECOMMENDS VOTING “FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4 USING THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Fred Wagenhals

Chief Executive Officer

PROXY STATEMENT FOR

2022 ANNUAL MEETING OF SHAREHOLDERS OF

AMMO, INC.

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Ammo, Inc., a Delaware corporation (“Ammo,” the “Company,” “we,” “us,” or “our”), for the 2022 Annual Meeting of Shareholders scheduled to be held on January 5, 2023 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) at 10:00 AM, Mountain Time. The Annual Meeting will be held in a virtual format only, via a live webcast.

Only shareholders of record at the close of business on November 15, 2022 (the “Record Date”) are entitled to receive the Notice and to vote at the Annual Meeting. As of the Record Date, there were 117,449,755 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying form of proxy card were first mailed or given to shareholders on or about November 22, 2022.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	3

CORPORATE GOVERNANCE	14

EXECUTIVE COMPENSATION	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13

PROPOSAL 1 – ELECTION OF DIRECTORS	28

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

PROPOSAL 3 - APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS	32

PROPOSAL 4 - APPROVAL OF THE STOCK INCENTIVE PLAN AMENDMENT PROPOSAL	33

OTHER INFORMATION	26

PROXY VOTING SUMMARY

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

2022 Annual Meeting of Shareholders		Meeting Agenda
Date	January 5, 2023
Time	10:00 AM, Mountain Time
Place	https://web.lumiagm.com/276085716
Election of nine (9) directors to serve on our Board of Directors

Record Date	Shareholders holding the Company’s Common Stock as of November 15, 2022 are entitled to vote.	Ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm

Approval, on a non-binding, advisory basis, the compensation of our named executive officers

Approval of the Stock Plan Amendment Proposal

Voting Matters and Vote Recommendation

	Proposal	Board Recommendation	Reasons for Board Recommendation	More info
1.	Election of nine (9) directors to serve on our Board of Directors	FOR each of the Company’s nominees	The Board and Nominating and Governance Committee believe that each of the Company’s nine (9) Board candidates possess the skills, experience, and diversity of background to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy and are best positioned to serve the interests of the Company’s shareholders.	Page 28
2.	Ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm	FOR	The Audit Committee of the Board of Directors believes that the appointment of Pannell Kerr Forster of Texas, P.C. is in the best interests of the Company and its shareholders.	Page 29
3.	Approval, on a non-binding, advisory basis, the compensation of our named executive officers	FOR	Our executive compensation programs demonstrate the continuing evolution of our pay for performance philosophy and reflect the input of our shareholders.	Page 32
4.	Approval of the Stock Plan Amendment Proposal	FOR	The Board of Directors believes that to assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve the Company and its affiliates, the number of shares of Common Stock authorized for issuance under the Plan needs to be increased.	Page 33

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ABOUT AMMO, INC.

We are a designer, producer, and marketer of performance-driven, high-quality ammunition and ammunition component products for sale to a variety of consumers, including sport and recreational shooters, hunters, individuals seeking home or personal protection, manufacturers and law enforcement and military agencies. We also own an online auction site supporting the lawful sale of firearms, ammunition and hunting/shooting accessories. To enhance the strength of our brands and drive product demand, we emphasize product innovation and technology to improve the performance, quality, and affordability of our products while providing support to our distribution channel and consumers. We seek to sell products at competitive prices that compete with high-end, custom, hand-loaded ammunition. Additionally, through our ammunition casing manufacturing and sales operations. We sell ammunition casings products of various types. We emphasize an American heritage by using predominantly American-made components and raw materials in our products that are produced, inspected, and packaged at our facilities in Manitowoc, Wisconsin.

Our production processes focus on safety, consistency, precision, and cleanliness. Each round is developed for a specific purpose with a focus on a proper mix of consistency, velocity, accuracy, and recoil. Each round is chamber gauged and inspected with redundant seven-step quality control processes.

GunBroker.com is our online auction site. In its role as the auction site, GunBroker.com serves as the listing service and provides for the exchange of information in a secure manner supporting the third-party listing, sale and lawful purchase of firearms, ammunition and accessories connecting over 7.5 million registered users.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is the purpose of the 2022 Annual Meeting?

The 2022 Annual Meeting is being held to ask our shareholders to consider and act upon the following matters:

●	Proposal No. 1 – Election of nine (9) directors to serve on our Board of Directors;
●	Proposal No. 2 – Ratification of the appointment of Pannell Kerr Forster of Texas, P.C (“PKF”) as our independent registered public accounting firm;
●	Proposal No. 3 – Approval, on a non-binding, advisory basis, the compensation of our named executive officers;
●	Proposal No. 4 – Approval of the Stock Plan Amendment Proposal; and
●	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What does our Board of Directors recommend?

The Board of Directors recommends that you vote on the proxy card as follows, whether or not you plan to attend the Annual Meeting:

●	Proposal No. 1 – FOR the election of nine (9) directors to serve on our Board of Directors;
●	Proposal No. 2 – FOR the ratification of the appointment of PKF as our independent registered public accounting firm;
●	Proposal No. 3 – FOR the approval, on a non-binding, advisory basis, the compensation of our named executive officers; and
●	Proposal No. 4 – FOR the approval of the Stock Plan Amendment Proposal.

Who may attend the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a holder of Common Stock as of the close of business on the record date, November 15, 2022 (the “Record Date”), or your authorized representative, or you hold a valid proxy for the Annual Meeting. Shareholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below “How do I attend the Annual Meeting?” for instructions about how to pre-register.

We will be hosting the Annual Meeting live via the Internet rather than in person. Our Board annually considers the appropriate format of our Annual Meeting and concluded that a virtual meeting would make our Annual Meeting more accessible to our shareholders, and would also best safeguard the health and safety of shareholders, employees and directors this year.

Who is entitled to vote in connection with the Annual Meeting?

Only shareholders of record at the close of business on November 15, 2022, the Record Date for the Annual Meeting, are entitled to receive notice of and vote in connection with the Annual Meeting.

Who is allowed to attend the virtual Annual Meeting?

Shareholders as of the close of business on the Record Date (November 15, 2022), or their authorized representatives, are welcome to attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy as soon as possible so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

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How do I attend the Annual Meeting?

To join the virtual Annual Meeting, log in https://web.lumiagm.com/276085716. To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice of Annual Meeting of Shareholders (the “Notice”) or proxy card.

The live audio webcast of the Annual Meeting will begin promptly at 10:00 AM Mountain Time. Online access to the audio webcast will open prior to the start of the meeting to allow time for shareholders to log in and test the computer audio system. We encourage you to log in prior to the meeting start time. We will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the webcast of the meeting. If you encounter technical difficulties accessing the webcast, please visit https://go.lumiglobal.com/faq.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by fax as instructed on the proxy card.

If you plan to attend the Annual Meeting in person, please pre-register at https://web.lumiagm.com/276085716. To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership.

May I ask questions at the Annual Meeting?

Yes. We expect that all of our directors and executive officers will attend the virtual Annual Meeting and be available to answer questions and make a statement if they desire to do so. We will provide our shareholders the opportunity to ask questions and make statements. Instructions for submitting questions and making statements will be posted on the virtual Annual Meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements.

To allow us to answer questions from as many shareholders as possible, we may limit each shareholder to two (2) questions. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

How many shares are outstanding? What constitutes a quorum?

At the close of business on November 15, 2022, the Record Date for the Annual Meeting, 117,449,755 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the Bylaws of the Company (the “Bylaws”), the presence in person or by proxy of the holders of one-third (33.33%) of the shares of the Company issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card via mail or fax or properly cast your vote via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

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What are the voting rights of shareholders? How many votes do I have?

Holders of our Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common shareholders are entitled to vote.

Cumulative voting is not permitted in the election of directors.

Why did you provide me this Proxy Statement? Who is soliciting proxies for the Annual Meeting with this Proxy Statement?

We provided you this Proxy Statement because you were a holder of our Common Stock as of the Record Date, and the Board is soliciting your proxy to vote your stock at the Annual Meeting on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating and returning the enclosed proxy card and voting instruction form, or by submitting your proxy and voting instructions via the Internet or by fax, you are authorizing the proxy holders to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Under applicable SEC rules and regulations, members of the Board, the Board’s directors, director nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By voting your proxy via the Internet, fax, or, by mailing a proxy using the instructions detailed on the Notice that you received in the mail, you are giving the Company’s designated proxy holders, Fred Wagenhals and Rob Wiley, the authority to vote your shares in the manner you indicate on your proxy card. This proxy statement includes information that we are required to provide to you under the U.S. Securities and Exchange Commission (the “SEC”) rules and that is designed to assist you in voting your shares.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with the Company’s transfer agent, you are considered the shareholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee (“in street name”), you are considered the beneficial owner of those shares.

Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with our Board’s recommendations on the voting instruction form.

What if I have shares registered in my name AND also have shares in a brokerage account? How do I vote my shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

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How do shareholders vote?

If your shares are held directly in your own name, and you received printed or electronic copies of the proxy materials, you may vote your shares by proxy in advance of the Annual Meeting using the control number included on your proxy card in order to be able to vote your shares. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by doing one of the following:

Vote via the Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card.

Vote by Fax: You can vote your shares by fax by completing, signing, dating and faxing your proxy card to the fax number indicated on your proxy card.

Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.

If you are a beneficial owner, or you hold your shares in “street name,” please follow the instructions provided by your bank, broker or other holder of record with respect to voting your shares. Please see the section below “How can I vote at the Annual Meeting?” for more information about how to vote at the Annual Meeting if you hold your shares in “street name”.

Shareholders may also vote by ballot while attending the virtual Annual Meeting. Please see the section below “How can I vote at the Annual Meeting?” for instructions about how to attend and vote by ballot at the Annual Meeting. However, we still encourage all shareholders to vote their shares in advance of the Annual Meeting, in case they are unable to attend the Annual Meeting for any reason.

What shares are included on a proxy or voting instruction card?

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

I have shares registered in my name, and also have shares in a brokerage account. How do I vote those shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on January 4, 2023. If voting by mail, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

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How can I vote at the Annual Meeting?

Shareholders of record may vote their shares electronically at the Annual Meeting by following the instructions at https://web.lumiagm.com/276085716 or by following the instructions provided on the enclosed proxy card.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the proxy card by Internet, fax or mail prior to the Annual Meeting.

The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by the use of a control number to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by fax. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and register in advance to attend the Annual Meeting at https://web.lumiagm.com/276085716 prior to the Annual Meeting.

If a shareholder gives a proxy, how are the shares voted?

The shares represented by the proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, fax, or Internet.

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies.

What is the effect of a broker non-vote on the proposals to be voted on?

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees generally have discretionary authority to vote such shares on routine matters, but not on other matters. Accordingly, brokers and nominees will not have discretionary authority to vote on the following matters at the 2022 Annual Meeting:

●	The election of members to our Board of Directors;
●	The approval, on an advisory basis, on the compensation of the Named Executive Officers; and
●	The approval of the Stock Incentive Plan Amendment Proposal.

For the matters above, if you are a street name beneficial shareholder, then you must indicate to your broker how you would like to vote.

Only the proposal to ratify the appointment of PKF as the Company’s independent registered public accounting firm for fiscal year 2023 (Proposal No. 2) is a routine matter for which your broker will have discretionary voting authority.

If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by the proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.

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Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet, by fax, or attend and vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by fax as instructed on the proxy card, whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Your broker, bank or other nominee will be able to vote your shares with respect to Proposal 2. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed proxy card, to vote your shares in accordance with our Board’s recommendations, whether or not you plan to attend the Annual Meeting.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	Delivering written notice to Tod Wagenhals, the Company’s Secretary that is received before the Annual Meeting;
●	Submitting a later dated proxy over the Internet or by fax in accordance with the instructions in the proxy card; or
●	Voting your shares electronically during the Annual Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet OR BY FAX as instructed on the proxy card “FOR” the Company’s director nominees and “FOR” Proposals 2, 3 and 4.

What should I do if I receive more than one proxy card or other sets of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares “FOR” the Company’s nominees and “FOR” Proposals 2, 3 and 4 by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by fax or via the Internet, please vote “FOR” the Company’s nominees and “FOR” Proposals 2, 3 and 4 using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

What vote is required to approve each proposal at the Annual Meeting?

A majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required for approval of each proposal. For the proposal of the election of nine (9) directors to serve on our Board of Directors, shares entitled to vote at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. For the other proposals, abstentions are considered shares present and entitled to vote on the proposal, and, thus, will have the same effect as a vote “Against” such proposal. Broker non-votes, if any, will have no effect on the outcome of such proposal.

Other Matters: Approval of any other matter that comes before the Annual Meeting generally will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting, although a different number of affirmative votes may be required, depending on the nature of such matter.

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Who will count the votes?

West Coast Stock Transfer will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

Where can I find the voting results of the Annual Meeting?

We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If I can’t attend the Annual Meeting, can I vote later?

We encourage shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

What happens if the Annual Meeting is adjourned?

Unless a new Record Date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting?

No. Delaware law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How do I request a paper copy of the proxy materials?

The proxy materials are posted on our website at www.ammoinc.com and are available from the SEC at its website www.sec.gov.

THE PROXY CARD WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES AND “FOR” EACH OF PROPOSALS 2, 3 AND 4. THE COMPANY’S NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Your Vote Is Important. Whether You Own One Share or Many,

Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS

Board Highlights

Our Board of Directors is currently comprised of nine directors, six of whom qualify as independent directors under applicable Nasdaq standards. Our Board seeks members with varying professional backgrounds and other differentiating perspectives and characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity and passion for the firearms and ammunition industry. The Board believes that maintaining a diverse membership enhances the Board’s discussions and oversight of the Company and enables the Board to better represent all of the Company’s shareholders.

Board Demographics and Skills Matrix

The matrix below provides information regarding our directors’ knowledge, skills, experiences, tenure, age and professional attributes, as well as certain demographic information that is based on the voluntary self-identification of each member of our Board. The matrix does not encompass all the knowledge, skills, experiences, or attributes of our directors, and the fact that we do not list a particular item does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience, or attribute with respect to a director does not mean the director is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.

Skills and Experience	Wagenhals	Wallace	Markley	Luth	Lockett	Urvan	Childress	Walker	Tsentas
Public Company Board	●			●				●
Public Company Executive	●
Firearms / Ammunition Industry	●		●	●		●	●		●
Manufacturing	●			●
Military / Law Enforcement			●						●
Finance / Accounting		●			●				●
Government / Policy / Legal			●	●	●			●
Marketing / Sales	●	●					●
Technology / Digital	●					●
Tenure and Independence
Tenure (Years)	5	5	4	1	1	1	1	1	1
Independence		●	●	●	●		●	●	●
Demographics
Age	81	66	59	68	36	56	76	63	35
Gender Identity	M	M	M	M	F	M	M	M	M
African American or Black			●					●
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	●	●		●	●	●	●		●
LGBTQ+					●

For more information about our Board of Directors and Corporate Governance, see “Corporate Governance” below.

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Profiles of Our Director Nominees

Fred Wagenhals has been the Chairman of the Board, and Chief Executive Officer of our company since December 2016. Mr. Wagenhals served as President through March 26, 2021. Mr. Wagenhals was a private investor from August 2005 until December 2016. Mr. Wagenhals served as Chairman, President, and Chief Executive Officer of Action Performance Companies, Inc. (formerly NYSE: ATN), a leading designer and marketer of licensed motorsports products related to NASCAR, from November 1993; Chairman of the Board and Chief Executive Officer from May 1992 until September 1993; and President from July 1993 until September 1993. Action-Performance Companies, Inc. was sold in August 2005 to International Speedway Corp. and Speedway Motorsports. Mr. Wagenhals is a member of the Model Car Hall of Fame; was an Arizona Entrepreneur of the Year award recipient for the Retail/Wholesale category by the Center for Entrepreneurial Leadership, Inc. in 1997; and was honored as the Anheuser-Bush Entrepreneur in Residence at the University of Arizona College of Business and Public Administration during 1997 and 1998. He also taught a sports entrepreneurship class at the University of Arizona.

We believe that Mr. Wagenhals possesses attributes that qualify him to serve as a member of our Board, including his extensive business management experience, his knowledge of the firearms and ammunitions industry, his track record of building diverse distribution channels and developing a disciplined branding and marketing strategy at Action Performance, Inc., and his contributions to our overall business development and strategic direction.

Russell William “Rusty” Wallace, Jr. has been a director of our company since June 2017. Mr. Wallace is the principal shareholder of the Rusty Wallace Automotive Group, a group of eight automotive dealerships located in Eastern Tennessee. Previously Mr. Wallace owned Rusty Wallace Racing, a racing team that competed in the NASCAR Series from 2006 to 2013. Previously Mr. Wallace competed in NASCAR races as a driver for more than 16 years and had 55 victories prior to his retirement in 2005. Following his racing career, Mr. Wallace served as an analyst for ABC and ESPN from 2006 to 2014. Since 2015, Mr. Wallace has served as Lead Analyst for the Motor Racing Network. He is a member of the NASCAR Hall of Fame, the International Motorsports Hall of Fame, the Motorsports Press Association Hall of Fame, and the Motorsports Hall of Fame of America.

We believe that Mr. Wallace possesses attributes that qualify him to serve as a member of our Board, including his extensive experience in management, business operations, and growth of high-volume businesses.

Harry S. Markley has been a director of our company since March 2018. Mr. Markley served with the Phoenix Police Department for more than 30 years, most recently as Assistant Chief of the Patrol Division from 2013 through 2017 and Commander of the Family Investigations Bureau from 2002 to 2013. Since 2018, Mr. Markley has served as the Law Enforcement Senior Advisor for the United States of America Department of Commerce.

We believe that Mr. Markley possesses attributes that qualify him to serve as a member of our Board, including his more than 30 years of experience in law enforcement and his knowledge of government and military customers and sales channels.

Randy E. Luth has been nominated to become a director of our company. Previously, Mr. Luth was a director of our company from November 2017 to January 2021. Mr. Luth founded and has served as the president of Luth-AR-LLC, a producer of products for the AR-15 Market, since 2013. Mr. Luth was the Chief Executive Officer of DPMS Panther Arms, a producer of AR-15 firearms and firearm components, from 1986 until its sale in December 2007 to the Freedom Group.

We believe that Mr. Luth possesses attributes that qualify him to serve as a member of our Board, including his extensive experience in the firearms industry, firearms production and components. As a longtime investor in the Company, Mr. Luth brings an important perspective to our Board.

Jessica M. Lockett has been a director of our company since December 2020. Ms. Lockett is a corporate and securities law attorney with experience representing public and private companies at various stages of development with respect to matters of corporate governance, securities regulations (including Securities Act and Exchange Act reporting), mergers and acquisitions, financing, fundraising and other corporate transactions. Ms. Lockett earned her J.D., cum laude, from Thomas Jefferson School of Law in 2012 and received the CALI and Witkin Awards in Securities Regulations from Cal Western School of Law. Ms. Lockett graduated from the University of Arizona with a Bachelor of Arts in Psychology. Ms. Lockett has been an attorney with Lockett + Horwitz, a professional law corporation since 2016, and operated her own legal practice prior to joining the firm. Ms. Lockett is an active member of the State Bar of California.

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We believe that Ms. Lockett possesses attributes that qualify her to serve as a member of our Board, including her extensive experience in corporate and securities law with a focus on representing private and public companies at various stages of development.

Richard R. Childress has been a director of our company since January 2021. Since 1969, Mr. Childress has owned and operated Richard Childress Racing, a professional racing team that currently competes in the NASCAR Cup Series and the NASCAR Xfinity Series. Mr. Childress also owns Childress Vineyards, which he founded in 2004. Childress Vineyards is situated in North Carolina’s first federally designated region for grape growing and produces over 30 wines. In addition to starting Richard Childress Racing, Mr. Childress was a NASCAR driver from 1969 to 1981. Mr. Childress served as the First Vice President of the Board of Directors of the National Rifle Association (the “NRA”) from 2017 to 2019. Mr. Childress was inducted into the NASCAR Hall of Fame in 2017.

We believe that Mr. Childress possesses attributes that qualify him to serve as a member of our Board, including his extensive experience building and leading high-performing businesses and teams and his deep knowledge of the firearms and ammunitions industry and relationships with important customers and other stakeholders through his experience as a member of the NRA’s Board of Directors.

Steven F. Urvan has been a director of our company since April 2021. Mr. Urvan has been an employee of our company since April 2021. Pursuant to that certain Settlement Agreement by and among the Company, Steven F. Urvan, and Susan T. Lokey, dated November 3, 2022 (the “Settlement Agreement”), Mr. Urvan has delivered a letter of resignation from his position of employment with the Company with the resignation taking effect at the conclusion of the Annual Meeting. Mr. Urvan has been the Founder and Chief Executive Officer of BitRail, a compliant payments infrastructure, since February of 2018. Mr. Urvan founded Gunbroker.com in 1999 and was the Chief Executive Officer until April 2021 when the Company acquired the asset. Mr. Urvan has spent over 20 years as an entrepreneur, advisor, and investor with a passion for building and growing companies across various industries, but always with a focus of technology as a core or enabler. Mr. Urvan remains active in other companies that he founded including Outdoors.com Digital Media, an outdoor lifestyle website, App Cohesion, an e-commerce technology platform, and Gemini Southern, a merchant bank. Pursuant to the Settlement Agreement, the Company is required to nominate Mr. Urvan for election to the Board.

We believe that Mr. Urvan possesses attributes that qualify him to serve as a member of our Board, including his extensive experience building and leading Gunbroker.com and his deep knowledge of the firearms and ammunitions industry via that leadership.

Wayne Walker has been a director of our company since November 2022. Mr. Walker has served as President of Walker Nell Partners, Inc., an international business consulting firm since its founding in 2004. Earlier in his career, Mr. Walker served as Partner at ParenteBeard LLC, an accounting firm, from 2001 to 2004 and as Senior Legal Counsel at E. I. du Pont de Nemours and Company from 1984 to 1998. He currently serves on the boards of directors of Wrap Technologies, Inc. (NASDAQ: WRAP), a global public safety technology and services company, since 2018 and currently serves as chairman of the board, Petro Pharmaceuticals, Inc. (NASDAQ: PTPI), a men’s health company, since 2020, AYRO, Inc. (NASDAQ: AYRO), a designer and producer of all-electric vehicles, since 2020 and Pitcairn Trust Company, a national advisor to family offices, since 2018. Mr. Walker holds a B. A. from Loyola University New Orleans and a J.D. from the Columbus School of Law at the Catholic University of America. Pursuant to the Settlement Agreement, the Company is required to nominate Mr. Walker for election to the Board.

We believe that Mr. Walker possesses attributes that qualify him to serve as a member of our Board, including his extensive public company board experience and his experience as an attorney for a large publicly traded company.

Christos Tsentas has been a director of our company since November 2022. Mr. Tsentas has served as a Partner of Albion River LLC, a private direct investment firm, with a focus on aerospace, defense and government related opportunities since 2020. Earlier, he served as an investment banker at KippsDeSanto & Co., an M&A advisory firm focused on the aerospace and defense markets, from 2009 to 2015. Mr. Tsentas serves on the board of directors of Magpul Industries Corporation, a designer and manufacturer of firearms accessories and outdoor lifestyle products. Mr. Tsentas holds a B.S. in Finance and Accounting from the University of Virginia and an M.B.A. from Columbia Business School. Pursuant to the Settlement Agreement, the Company is required to nominate Mr. Tsentas for election to the Board.

We believe that Mr. Tsentas possesses attributes that qualify him to serve as a member of our Board, including his experience as an investment banker with a focus on the defense industry and as a board member of a designer and manufacturer of firearms accessories.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the ownership of our Common Stock and preferred stock (“Preferred Stock”) by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each individual or entity known to us to beneficially own more than 5% of our Common Stock or Preferred Stock. For each applicable beneficial owner, percent ownership has been computed based on a total of 117,449,755 shares of our Common Stock outstanding as of November 15, 2022 and 1,400,000 shares of Preferred Stock outstanding as of November 15, 2022.

Except as otherwise indicated in the footnotes to the following table, each of the beneficial owners listed below has, to our knowledge, sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o AMMO, Inc., 7681 E. Gray Rd., Scottsdale, Arizona 85260.

	Shares Beneficially Owned
Name of Beneficial Owner	Title of Class	Number	Percent of Class
Directors and Named Executive Officers:
Fred W. Wagenhals (1)	Common	7,284,200	6.20%
Robert J. Goodmanson	Common	254,616	*
Robert D. Wiley	Common	266,665	*
Richard R. Childress	Common	227,500	*
Jessica M. Lockett	Common	70,000	*
	Preferred	1,000	*
Harry S. Markley	Common	150,000	*
Steven F. Urvan	Common	20,050,000	17.14%
Russell William Wallace, Jr.	Common	500,000	*
Christos Tsentas	Common	0	*
Wayne Walker	Common	0	*
All directors and executive officers as a group (10 people)	Common	28,802,981	24.52%
	Preferred	1,000	*
5% Stockholders:
Fred W. Wagenhals (1)	Common	7,284,200	6.20%
Steven F. Urvan	Common	20,050,000	17.07%

* Percentage of shares does not exceed 1%.

(1) Mr. Wagenhals beneficially owns a total of 7,284,200 shares of Common Stock, of which 7,186,700 shares are held directly and 150,000 shares are held indirectly by the Fred W. Wagenhals Trust.

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CORPORATE GOVERNANCE

Board Composition and Structure

Board Size and Director Independence

The Board of Directors regularly reviews its composition to ensure that the Board’s size allows for an optimal mix of candidates with relevant experience that enhances the overall functioning of our Board of Directors and its performance. Following the Annual Meeting, we anticipate that the size of the Board of Directors will be nine (9) members, seven (7) of whom will be independent. Robert J. Goodmanson is President of the Company and currently a non-independent member of the Board of Directors. Mr. Goodmanson was not nominated for re-election to the Board and will no longer be a member of the Board effective at the conclusion of the Annual Meeting. Randy E. Luth has been nominated for election to the Board and, if he receives a sufficient number of votes, will become a member of the Board at the conclusion of the Annual Meeting.

Our Board of Directors is committed to sound and effective corporate governance, the foundation of which is our Board’s policy that a majority of our directors should be independent. We have determined, after considering all the relevant facts and circumstances, that Russell William Wallace, Jr., Harry S. Markley, Jessica M. Lockett Richard R. Childress, Wayne Walker, and Christos Tsentas are independent directors and Randy Luth will be an independent director, as “independence” is defined by the listing standards of the Nasdaq Stock Exchange, or Nasdaq, and by the Securities and Exchange Commission, or SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Fred W. Wagenhals, Robert J. Goodmanson and Steven F. Urvan are not “independent” as defined by the listing standards, as they are employed or have been employed by us within the past three years. Mr. Goodmanson will no longer be a member of the Board effective at the conclusion of the Annual Meeting.

Board Leadership Structure

We believe that the most effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the needs of our company at any point in time. Our Corporate Governance Guidelines provide the Board with the flexibility to determine the optimal leadership structure at any point in time by not requiring the separation of the roles of Chairman of the Board and Chief Executive Officer.

Fred Wagenhals currently serves as our Chief Executive Officer and Chairman of the Board. Our Board has determined that, at present, combining the positions of Chairman of the Board and Chief Executive Officer serves the interests of the Company and its shareholders. The Board believes that Mr. Wagenhals provides strong, clear, and unified leadership that is critical in our relationships with our shareholders, employees, customers, suppliers, and other stakeholders. The extensive knowledge of the Chief Executive Officer regarding our operations and industries and the markets in which we compete uniquely positions him to identify strategies and prioritize matters for Board review and deliberation. The Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose.

We believe our experienced independent directors and independent committee chairs provide strong oversight of the Chief Executive Officer. To facilitate the Board’s oversight of the Chief Executive Officer, executive sessions of the independent directors are held at virtually every regularly scheduled Board meeting.

The Chairman of the Board provides guidance to the Board; facilitates an appropriate schedule for Board meetings; sets the agenda for Board meetings; presides over meetings of the Board; and facilitates the quality, quantity, and timeliness of the flow of information from management that is necessary for the board to effectively and responsibly perform its duties.

The Chief Executive Officer is responsible for the day-to-day leadership of our company and setting our company’s strategic direction.

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Board Meetings

Our Board of Directors held four formal board meetings and four formal Audit Committee meetings during year ended March 31, 2022. Our Board of Directors held four formal board meetings and three formal Audit Committee meetings during year ended March 31, 2021.

For the year ended March 31, 2022, each incumbent director attended at least 75% of all meetings held by the Board and the committees of the Board on which they served during the fiscal year.

To the extent reasonably practicable, we encourage each of our directors to attend annual meetings of shareholders. All of our incumbent directors attended the 2021 Annual Meeting of Shareholders.

Term of Office

Each director serves until the next annual meeting of the shareholders or until a successor is duly elected and qualified.

Board’s Role in Risk Oversight

Our Board, directly and through its committees, has oversight responsibility for managing risk, and our management team is responsible for the Company’s day-to-day enterprise risk management activities. To execute its responsibility for the day-to-day management of the risks we face, our management team works together with the leadership of the Company’s operating subsidiaries to identify, review, assess and mitigate the material risks affecting our operations.

Our Board of Directors is actively engaged in our business strategy and its oversight of risk management. Our Board regularly receives reports and input from senior management and outside advisors on areas of our material risk, including our operational, economic, financial, legal, regulatory and competitive risks, among others, and regularly devotes time during its meetings to an assessment of management’s risk appetite, its responses to those risks and the mitigation of those risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC and risks relating to various strategic and business developments, such as acquisitions, debt and equity placements, and new service offerings.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk of our compensation policies and practices and endeavors to ensure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Board Diversity

Our Board regularly reviews its composition to ensure that our Board reflects an appropriate balance of knowledge, experience, skills, expertise and diversity required for our Board as a whole. We seek diversity in personal and professional experience, perspective, opinion, background, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should be complementary and ensure that a significant mix of experiences, backgrounds, perspectives, skills and abilities are represented on the Board.

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Our nominees are expected to comply with our Code of Conduct, which prohibits discrimination or harassment on the basis of race, color, religion, age, gender, sexual orientation, gender identity and expression, national origin, disability, marital status, citizenship status, veteran status, military status, or any other protected category under applicable law.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Board Committees

Our Bylaws authorize our Board of Directors to appoint from among its members one or more committees consisting of one or more directors. On April 24, 2018, our Board of Directors established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee, each consisting entirely of independent directors as “independence” is defined by the SEC. On November 22, 2022, pursuant to the Settlement Agreement, the Board established the CEO Succession Committee.

Committee Charters, Corporate Governance Guidelines, and Codes of Conduct and Ethics

In furtherance of its commitment to the principles of good corporate governance, our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, subject to periodic review by the Board of Directors and the Nominations and Corporate Governance Committee, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. Together, these governance documents, policies, and guidelines, in conjunction with our Certificate of Incorporation and Bylaws, form the framework for the governance of our company.

We post on our website, at https://investors.ammoinc.com/governance/governance-documents/default.aspx, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials specified by SEC regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Secretary at the address of our executive offices.

The Audit Committee

The purpose of the Audit Committee includes overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company and providing assistance to our Board of Directors with respect to its oversight of the integrity of our company’s financial statements, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualifications and independence, and the performance of our company’s independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; approves the fees for services provided by the independent registered public accountant, reviews accounting and financial controls of our company with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates.

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The Audit Committee currently consists of Jessica M. Lockett, Russell W. Wallace, Jr., Richard R. Childress, and Christos Tsentas. Ms. Lockett, whose background is detailed in the section entitled “Information About Our Board of Directors—Profiles of Our Director Nominees,” serves as Chair of the Audit Committee. During fiscal year 2022, the Board concluded that Ms. Lockett qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. The Audit Committee met four times during the fiscal year ended March 31, 2022.

The Company changed auditors on April 8, 2021, for more information please see the Form 8-K filed April 14, 2021.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.

The Audit Committee has discussed with management and the independent auditor the Company’s annual audited financial statements for the year ended March 31, 2022. The Audit Committee has discussed with Pannell Kerr Forster of Texas, P.C. (“PKF”), the Company’s independent auditor for the 2022 fiscal year, matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received written disclosures and letters from PKF and has discussed their independence from management and the Company. Based upon the reviews and discussions, the Audit Committee recommended to the Board of Directors that the previously mentioned audit financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 for filing with the SEC.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or when appropriate, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our company and discharging the responsibilities of our Board of Directors relating to compensation programs of our company in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assesses the performance of our other executive officers. The Compensation Committee is entitled to delegate its responsibilities to a subcommittee of the Compensation Committee, which complies with the applicable rules and regulations of the Nasdaq Stock Market, the SEC, and other regulatory bodies. From time to time, the Compensation Committee may retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies. The Compensation Committee makes all determinations regarding the engagement, fees, and services of its compensation consultants, and its compensation consultants report directly to the Compensation Committee.

The Compensation Committee currently consists of Russell W. Wallace, Jr., Harry S. Markley, and Wayne Walker.

The Nominations and Corporate Governance Committee

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of corporate governance principles applicable to our company.

The Nominations and Corporate Governance Committee will consider persons recommended by shareholders for inclusion as nominees for election to our Board of Directors if the information required by our Bylaws is submitted in writing in a timely manner and addressed and delivered to our Secretary at the address of our executive offices. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, including but not limited to industry experience, strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

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The Nomination and Corporate Governance Committee currently consists of Harry S. Markley and Jessica M. Lockett.

The CEO Succession Committee

Pursuant to the Settlement Agreement, the Board has established a new committee charged with planning the succession for the CEO with the assistance of a nationally recognized search firm.

The CEO Succession Committee currently consists of Jessica Lockett, Russell William Wallace Jr., Steven F. Urvan, and Christos Tsentas and is chaired by Ms. Lockett. The CEO Succession Committee has not yet met.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presences or participation of management. The chairs of various committees of our Board of Directors serve as the presiding director of such executive sessions on a rotating basis.

Board Policies and Other Disclosures

Director and Officer Hedging and Pledging

We have a policy prohibiting directors and officers from purchasing financial instruments (including prepaid forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset decreases in the market value of compensatory awards of our equity securities directly or indirectly held by them. Additionally, we have a policy prohibiting directors and officers from pledging of shares.

Stock Ownership Guidelines

Our Board of Directors believes that the alignment of directors’ interests with those of our shareholders is strengthened when board members are also shareholders. Therefore, our Board of Directors is adopting minimum stock ownership guidelines under which non-employee directors are expected to acquire shares of our Common Stock with a value, at least equal to the annual retainer paid for serving on the Board. Non-employee directors will be expected to satisfy at least the minimum guidelines beginning on the later of five years following (i) the date the guidelines were adopted or (ii) the date the individual becomes a non-employee director. This program is designed to ensure that directors acquire a meaningful ownership interest in our company during their tenure on the Board.

Clawback Policy

We have adopted a clawback policy. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. This policy is administered by the Compensation Committee of our Board of Directors. The policy is effective for financial statements for periods beginning on or after April 1, 2018. Once final rules are adopted by the SEC regarding the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will review this policy and make any amendments necessary to comply with the new rules.

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Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Related Party Transaction Approval Policy

While the Company does not current have a written policy regarding approval of transactions between the Company and a related party, our Board of Directors, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board of Directors for approval at the next regularly scheduled Board of Directors meeting any related party transactions proposed to be entered into by us. The Board of Directors may approve the transaction if it is deemed to be in the best interests of our shareholders and the Company.

Related Party Transactions

Through our acquisition of Gemini, a related party relationship was created since Mr. Urvan owns an entity that transacts with Gemini. We recognized $1,042,277 in Marketplace Revenue for the year ended March 31, 2022 that was attributable to that relationship.

Additionally, we paid $229,083 in service fees to an independent contractor who provides sales and administrative services to the Company and 60,000 shares in the aggregate to its advisory committee members for service for a total value of $173,000.

During the year ended March 31, 2021, we paid $152,549 in service fees to an independent contractor who provides sales and administrative services to the Company and 60,000 shares in the aggregate to its advisory committee members for service for a total value of $103,000.

In connection with the acquisition of the casing division of Jagemann Stamping Company (“JSC”), a promissory note was executed. JSC owned at least five percent (5%) of our shares outstanding from March 2019 through March 16, 2021. On April 30, 2019, the note was subsequently extended to April 1, 2020. The note bears interest per annum at approximately 4.6% payable in arrears monthly. On June 26, 2020, the Company extended the promissory note until August 15, 2021. The note was paid in full on November 5, 2020.

Through the Administrative and Management Services Agreement the Company with JSC, the Company purchased approximately incurred $1.7 million in inventory support services, and $408,852 of rent expenses for the year ended March 31, 2022. For the year ended March 31, 2021, the Company purchased approximately $3.4 million in inventory support services, and incurred $405,171 of rent expenses for the year ended March 31, 2021.

On June 26, 2020, the Company and JSC entered into a Settlement Agreement pursuant to which the parties mutually agreed to settle all disputes and mutually release each other from liabilities related to the Amended APA occurring prior to June 26, 2020. Pursuant to the Settlement Agreement, the Company shall pay JSC $1,269,977 and shall provide JSC with: (i) two new promissory notes, a note of $5,803,800 related to the Seller Note and note of $2,635,797 for inventory and services, both with a maturity date of August 15, 2021, (ii) general business security agreements granting JSC a security interest in all personal property of the Company. Pursuant to the Notes, the Company is obligated to make monthly payments totaling $204,295 to JSC. In addition, the Notes have a mandatory prepayment provision that comes into effect if the Company conducts a publicly registered offering. Pursuant to such provision, the Company: (a) upon the closing of an Offering of less than $10,000,000 would be obligated to pay the lesser of ninety percent (90%) of the Offering proceeds or seventy (70%) of the then aggregate outstanding balance of the Notes; and (b) upon the closing of an Offering of more than $10,000,000 would be obligated to pay one hundred percent (100%) of the then aggregate outstanding balance of the Notes. The Company was granted an option to repurchase up to 1,000,000 of the shares of Common Stock issued to JSC under the Amended APA at a price of $1.50 per share through April 1, 2021 so long as there are no defaults under the Settlement Agreement.

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On November 5, 2020, the Company paid $6,000,000 to JSC allocated as follows: (i) payment in full of Note A, representing the balance due from the Company to JSC relating to the acquisition of Jagemann Munition Components in March 2019 and (ii) $592,982 remitted in partial payment of Note B, resulting in the parties’ execution of Amended Note B which has a starting principal balance of $1,687,664 (“Amended Note B”). The Amended Note B principal balance carries a 9% per annum interest rate and is amortized equally over the thirty six (36) month term. As a result of the payment in full of Note A JSC shall release the accompanying security interest in Company assets which secured Note A. Concurrently, upon entry into Amended Note B, JSC and the Company entered into the First Amendment to General Business Security Agreement to reflect a revised list of collateral in which JSC has a security interest. The total interest expense recognized on Note A $216,160 for the year ended March 31, 2021. The total interest expense recognized on the original Note B was and $62,876 for the years ended March 31, 2021.

The Company’s balance of Amended Note B was $865,771 and $1,490,918 at March 31, 2022 and 2021, respectively. The Company recognized $110,518 and $60,100 in interest expense on Amended Note B for the years ended March 31, 2022 and 2021, respectively.

On January 22, 2021, the Company repurchased 1,000,000 shares of the Common Stock issued to JSC at a price of $1.50 per share pursuant to the Amended APA and subsequently cancelled the total purchased shares.

On May 3, 2019, the Company entered into a promissory note of $375,000 with a shareholder of the Company. The original interest rate was the applicable LIBOR Rate. The promissory note was amended and the note’s original a maturity date of August 3, 2019 was extended to September 18, 2020. The amended note bears interest at 1.25% per month. The Company made $18,195 in principal payments during year ended March 2021 and the Note was paid in full in July of 2020. We recognized $10,327 of interest expenses related to the note during the year ended March 31, 2021.

In December of 2019, the Company entered into a Promissory Note of $90,000 with Fred Wagenhals, the Company’s Chief Executive Officer and Chairman of the Board of Directors. The Note originally matured on June 12, 2020, and had an interest rate at the applicable LIBOR Rate. The promissory note has since been amended and the amended maturity date is September 18, 2020. The Company made $25,000 in principal payments during the year ended March 31, 2021, and the Note was paid in full in July of 2020. The amended note bears interest at 1.25% per month. We recognized $5,350 of interest expense on the note for the year ended March 31, 2021.

On September 23, 2020, the Company and Enlight entered into a promissory note (the “Forest Street Note”) with Forest Street, LLC (“Lender”), an Arizona limited liability company wholly owned by our current Chief Executive Officer, Fred Wagenhals, for the principal sum of $3.5 million, which accrues interest at 12% per annum. The Note has a maturity date of September 23, 2022.

Pursuant to the terms of the Forest Street Note, the Company and Enlight (collectively, the borrower pursuant to the note) shall pay Lender; (i) on a monthly basis, beginning October 23, 2020, all accrued interest (only), (ii) on a quarterly basis, a monitoring fee of 1% of the principal amount and then accrued interest; and (iii) on the maturity date, the remaining outstanding principal balance of the Loan, together with all unpaid accrued interest thereon.

On December 14, 2020, the Company entered into a Debt Conversion Agreement with the Lender. Pursuant to the Agreement, the Company and Forest Street agreed to convert $2,100,000 of the Note’s principal into 1,000,000 shares of the Common Stock. The share issuance occurred on December 15, 2020. As a result of the Debt Conversion Agreement the remaining balance of the Forest Street Note was $1,400,000. On January 14, 2021, the Company paid the remaining $1,400,000 in principal and accrued interest of the Forest Street Note. The Company recognized $137,666 in interest expense related to the Forest Street Note for the year ended March 31, 2021.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

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With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

●	Disclosing such transactions in reports where required;

●	Disclosing in any and all filings with the SEC, where required;

●	Obtaining disinterested director consent; and

●	Obtaining shareholder consent where required.

Delinquent with Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended March 31, 2022, all of the Company’s officers, directors and ten percent holders have made the required filings other than one Form 4 filing regarding one share issuance to Mr. Urvan, which was filed late.

Director Compensation

The following table sets forth, for the fiscal year ended March 31, 2022, information with respect to compensation for services in all capacities to us and our subsidiaries earned by our directors, who are not officers, who served during the year ended March 31, 2022. Messrs. Wagenhals and Goodmanson served as members of our Board of Directors in fiscal year 2022 and received additional compensation for such service. Please see the footnotes to the 2022 Summary Compensation Table below for additional information regarding the compensation received by Messrs. Wagenhals and Goodmanson for their services as members of our Board of Directors in fiscal year 2022.

Name and Principal Position	Fees Earned or Paid In Cash (1)	Stock Awards (2)	Option Awards (2)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (3)	Total
Russell William Wallace Jr.	$0	$140,000	$-	$-	$-	$-	$140,000
Harry Markley	$0	$140,000	$-	$-	$-	$-	$140,000
Jessica M. Lockett	$48,000	$140,000	$-	$-	$-	$-	$188,000
Richard R. Childress	$-	$140,000	$-	$-	$-	$-	$140,000
Steven F. Urvan (4)	$240,000	$105,000	$-	$-	$-	$-	$345,000

(1) The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2) We make quarterly grants to each director of 10,000 fully vested shares of our Common Stock. The amounts in this column reflect the aggregate grant date fair value of the shares of Common Stock granted to our directors during the fiscal year, calculated in accordance with FASB ASC Topic 718—Stock Compensation. None of our directors held any stock awards or option awards as of March 31, 2022.

(3) We reimburse all directors for reasonable and necessary expenses incurred in their capacities as such.

(4) Mr. Urvan was appointed as a member of the Board of Directors on April 30, 2021. Mr. Urvan is not a named executive officer, and therefore, is included in the Director Compensation Table. However, from April 2021 through November 2022, Mr. Urvan was an employee of the Company, and as a result, the compensation listed here includes the following compensation he received as an employee for the fiscal year ended March 31, 2022: (i) base salary in the amount of $240,000.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The table below lists the current named executive officers and directors of our company, as determined by our Board of Directors. All executive officers serve at the discretion of the Board of Directors.

Name	Age	Position
Fred W. Wagenhals	81	Chairman of the Board and Chief Executive Officer
Robert D. Wiley	31	Chief Financial Officer
Robert J. Goodmanson	67	Director and President

Fred Wagenhals has been Chief Executive Officer of our company since December 2016. For more information about Mr. Wagenhals, please see his biographical information above in “Information About Our Board of Directors.”

Robert D. Wiley has been the Chief Financial Officer of our company since January 2019. Mr. Wiley has served as the Controller of the Company since May 2018 and was responsible for our accounting department, including external financing reporting, compliance, accounting policy, and tax accounting. Previously, Mr. Wiley was a Certified Public Accountant at Moss Adams, LLP from June 2015 through April 2018. Mr. Wiley earned his Master of Taxation at Arizona State University. Mr. Wiley also received a Bachelor of Science degree in Accounting from Arizona State University. Mr. Wiley is a Certified Public Accountant licensed in the state of Arizona.

Robert J. Goodmanson has been President of the Company since March 26, 2021, in addition to his service as a director of the Company. Mr. Goodmanson will no longer be a director of the Company effective at the conclusion of the Annual Meeting. Mr. Goodmanson has more than 30 years’ experience in the investment industry. Since 2018, he has served as a senior wealth management advisor at Tealwood Asset Management, a fully Registered Investment Advisor in Minneapolis. He founded and was CEO of Maxwell Simon, Inc. a FINRA registered full-service Broker-Dealer and a licensed registered Investment Advisory firm. Maxwell Simon’s focus was on institutional fixed income, advisory, private and public equity transactions. Previously, Mr. Goodmanson held senior positions at Tucker Anthony and Robert W Baird where he was a Divisional Director. For three years he served on the FINRA Board of Governors for District 4 in Kanas City.

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EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers. As a “smaller reporting company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled back disclosure requirements applicable to smaller reporting companies.

Overview

Our executive compensation program is designed to attract, retain and reward executive officers in alignment with our business objectives and long-term shareholder interests. For fiscal 2022, the material elements of our executive compensation program were base salary, cash bonuses and equity-based compensation in the form of fully vested shares of Common Stock.

This section provides a discussion of the compensation paid or awarded to our Chief Executive Officer our two most highly compensated executive officers of the Company whose cash compensation exceeded $100,000. We refer to these executive officers as our “named executive officers.” For fiscal 2022, our named executive officers were:

●	Fred W. Wagenhals, Chief Executive Officer;
●	Robert D. Wiley, Chief Financial Officer; and
●	Robert J. Goodmanson, President.

Base Salary

Base salaries provide a level of fixed compensation sufficient to attract and retain a high-quality leadership team, when considered in combination with the other components of our executive compensation program.

For fiscal 2022, the base salaries for Messrs. Wagenhals, Wiley and Goodmanson were set at $240,000, $185,000 and $240,000, respectively. The base salaries for Messrs. Wagenhals and Wiley were increased by $235,000 and $55,000, respectively, based on their individual performance and to align with the competitive market.

Please see the “Salary” column in the 2022 Summary Compensation Table for the base salary amounts received by each named executive officer in fiscal 2022.

Cash Bonuses

Pursuant to the terms of his employment agreement, Mr. Wagenhals is entitled to a quarterly performance bonus in an amount equal to 0.25% of the Company’s gross sales. Under the terms of his employment agreement, Mr. Wiley is eligible to receive an annual cash bonus in an amount up to 20% of his annual base salary, to be issued in the sole discretion of our Board of Directors. The Board of Directors did not award a bonus to Mr. Wiley with respect to fiscal year 2022.

Please see the “Bonus” column in the 2022 Summary Compensation Table for the bonus amounts received by each named executive officer in fiscal 2022.

Equity Awards

We provide equity compensation to our named executive officers in order to further align their interests with those of our shareholders and to further focus our named executive officers on our long-term performance, we provide equity compensation to our named executive officers. Pursuant to the terms of their employment agreements, Messrs. Wagenhals, Wiley and Goodmanson are entitled to receive 200,000 (increased from 50,000 shares in December 2021, as described below), 100,000 and 130,000 shares of Common Stock, respectively, in each of the first three years of their employment with the Company. Such shares are granted in equal installments following the end of each calendar quarter, subject to the named executive officer’s continued employment. The number of shares of Common Stock to be granted pursuant to the named executive officers’ employment agreements are not subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar event unless such adjustment is expressly agreed upon by the Company and the holder.

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2022 Summary Compensation Table

The following table sets forth for the year ended March 31, 2022, and, to the extent required by SEC disclosure rules, March 31, 2021, information with respect to compensation for services in all capacities to us and our subsidiaries earned by the Company’s Chief Executive Officer and our two most highly compensated executive officers of the Company whose cash compensation exceeded $100,000. We refer to these executive officers as our “named executive officers.” Messrs. Wagenhals and Wiley were named executive officers in both the 2021 and 2022 fiscal years. Mr. Goodmanson was a named executive officer in the 2022 fiscal year.

Name and Principal Position	Period Ended	Salary (1)	Bonus (1)(2)	Stock Awards (3)	Option Awards (3)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (4)	Total
Fred W. Wagenhals
Chief Executive Officer	3/31/2022	$298,750	$572,463	$481,250	$0	$0	$0	$0	$1,352,463
	3/31/2021	$240,000	$96,004	$157,500	$0	$0	$0	$0	$493,504

Robert D. Wiley
Chief Financial Officer	3/31/2022	$217,083	$0	$350,000	$0	$0	$0	$0	$567,083
	3/31/2021	$127,500	$0	$90,977	$0	$0	$0	$0	$218,477

Robert J. Goodmanson
President	3/31/2022	$240,000	$30,000	$595,000	$0	$0	$0	$0	$865,000

(1) The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2) The amounts in this column for fiscal 2022 represent (i) with respect to Mr. Wagenhals, a performance bonus equal to 0.25% of the Company’s gross sales, payable quarterly in arrears pursuant to his employment agreement, and (ii) with respect to Mr. Goodmanson, a $2,500 per month stipend to cover moving and living expenses associated with his relocation that was payable during the first year of his employment term pursuant to his employment agreement.

(3) The amounts in this column reflect the aggregate grant date fair value of fully vested shares of Common Stock granted to our named executive officers during the indicated fiscal year, calculated in accordance with FASB ASC Topic 718—Stock Compensation. The amounts in this column for fiscal 2022 for Messrs. Wagenhals and Goodmanson include $140,000 and $140,000, respectively, representing the aggregate grant date fair values of the shares of Common Stock that were granted to them in respect of their service as members of our Board of Directors in fiscal 2022.

(4) The amounts in this column for fiscal 2022 represent (i) with respect to Mr. Wagenhals, $1,550, representing the aggregate incremental cost to the Company of the health and medical insurance premiums for Mr. Wagenhals and his immediate family, and (ii) with respect to Mr. Goodmanson, $22,378, representing the aggregate incremental cost to the Company of a life insurance policy for Mr. Goodmanson. The named executive officers also participate in certain group life, health, disability insurance, and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms, and operation.

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Employment Agreements

We have entered into employment agreements with each of our named executive officers, the material terms of which are set forth below.

The employment agreements for our named executive officers each provide for an initial employment term of three years, provided that the parties may mutually agree to terminate the agreement at any time upon 90 days’ written notice and either party has the right to extend the term for up to three additional one-year terms. The Company may also terminate the agreement without cause and the named executive officer may terminate the agreement with or without good reason upon 30 days (60 days for Mr. Wagenhals) written notice to the other party. The Company entered into a new employment agreement with Mr. Wagenhals in December 2021, which provided for an increased base salary of $475,000 and an annual equity award of 200,000 shares of Common Stock, to be granted in equal quarterly installments for three years following the effective date of the new employment agreement. The new agreement also entitles Mr. Wagenhals to severance benefits in the event he resigns for good reason other than upon or within 12 months following a change in control, as described below.

In addition to the base salary, bonuses and equity awards described above, the employment agreement for Mr. Wagenhals provides that the Company will pay 100% of the monthly premiums for health and medical insurance benefits for Mr. Wagenhals and his immediate family. The employment agreement for Mr. Goodmanson provides for a $2,500 per month stipend for the first year of his employment to cover moving and living expenses associated with his relocation and Company-paid life insurance policy during the employment term.

In the event a named executive officer’s employment is terminated due to his death or disability, the named executive officer (or his estate in the event of death) is entitled to a severance benefit of three months’ base salary, a pro-rata share of any quarterly or annual bonus(es) for the fiscal year in which the termination occurs based, in Mr. Wiley’s case, at the discretion of the Board, and all reimbursable expenses and benefits owing to the named executive officer through the date of his death together with any benefits payable under any life insurance program in which he is a participant, if applicable.

In the event we terminate a named executive officer’s employment without cause (or, with respect to Mr. Wagenhals only, if he resigns for good reason) other than upon or within 12 months following a change in control, subject to the named executive officer’s continued compliance with all surviving provisions of any applicable confidentiality agreement, the named executive officer will be entitled to receive 12 months of base salary continuation (six months for Mr. Goodmanson), and, in the case of Messrs. Wagenhals and Wiley, the annual or quarterly bonuses (as applicable), in Mr. Wiley’s case, at the discretion of the Board, and insurance benefits for 12 months from the effective date of such termination.

Pursuant to the terms of their employment agreements, in the event we terminate a named executive officer’s employment without cause or the named executive officer resigns for good reason, in each case, upon or within 12 months following a change in control, then, subject to the named executive officer’s execution of a standard release of claims in favor of the Company, the named executive officer will be entitled to receive base salary continuation and the annual or quarterly bonus described in his employment agreement (if applicable), in each case, for the remainder of the initial employment term. A change in control shall be deemed to have occurred if any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) a sale of substantially all of the assets of the Company; or (iii) a liquidation of the Company.

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Outstanding Equity Awards at Fiscal 2022 Year-End

As of March 31, 2022 there were no outstanding equity awards held by our named executive officers. During the fiscal year ended March 31, 2022, we granted fully vested shares of Common Stock to directors, officers, and others who provided services to our company. Please see the “Stock Awards” column of the 2022 Summary Compensation Table above for the aggregate grant date fair values of the shares of Common Stock granted to our named executive officers in fiscal 2022.

401(k) Plan

The Company maintains a tax-qualified 401(k) savings plan which allows participants to defer eligible compensation up to the maximum permitted by the Internal Revenue Service and provides for discretionary matching contributions by the Company.

OTHER INFORMATION

Other Business

We are not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares of our Common Stock they represent according to their judgment.

Cost of the Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to shareholders of record and street name shareholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from street name shareholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Householding of Annual Meeting Materials

Shareholders with multiple accounts who have elected to receive printed copies of our Annual Report and proxy materials and share the same last name and household mailing address will receive a single set of printed copies of our Annual Report and proxy materials, unless we are instructed otherwise. Each shareholder will, however, receive a separate proxy card. Any shareholder who would like to receive separate copies of our Annual Report and/or proxy materials may email or write us at the following address, and we will promptly deliver them. Alternatively, if you received multiple copies of our Annual Report and/or proxy materials and would like to receive combined mailings in the future, please call, email or write us at the following address:

AMMO, Inc.

7681 East Gray Road

Scottsdale, Arizona 85260

Attention: Investor Relations

ir@ammo-inc.com

(480)-947-0001

Shareholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

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Communications with Directors

All interested parties, including our shareholders, who wish to contact the Company’s directors may send written correspondence, to the attention of the Secretary, at the following address:

AMMO, Inc.

7681 East Gray Road

Scottsdale, Arizona 85260

Attention: Investor Relations

ir@ammo-inc.com

Communications may be addressed to an individual director (including our Chairman), or to the independent directors.

Proposals for 2023 Annual Meeting of Shareholders

Rule 14a-8 Shareholder Proposals: To be considered for inclusion in our proxy statement for the 2023 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of such shareholder proposal on or before July 25, 2023. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: AMMO, Inc., 7681 East Gray Road, Scottsdale, AZ 85260, Attention: Secretary.

Universal Proxy Rules: In addition to satisfying any requirements under our Bylaws, to comply with the SEC’s universal proxy rules under Rule 14a-19, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 6, 2023.

Appraisal Rights

Shareholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Forward-Looking Statements

Statements in this proxy statement which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; governmental regulation; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; potential interest rate increases; risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; and potential costs associated with shareholder activism.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our directors are elected by the shareholders at each annual shareholder meeting.

Our Board of Directors currently consists of nine (9) directors: Fred W. Wagenhals, Russell William Wallace, Jr., Harry S. Markley, Robert J. Goodmanson, Jessica M. Lockett, Richard R. Childress, Steven F. Urvan, Wayne Walker, and Christos Tsentas. The Company nominates eight (8) current directors for election to the Board at the Annual Meeting, with the exception of Robert J. Goodmanson who will no longer be a member of the Board effective at the conclusion of the Annual Meeting. The Company has nominated Mr. Randy E. Luth for election to the Board.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until our next annual meeting of shareholders or until their successor is elected and qualified, or until their earlier death, resignation or removal.

The Board of Directors believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board of Directors to conclude that each nominee should serve on the Board of Directors.

The information set forth under the heading “Information About Our Board of Directors” details the Director Nominees’ business experience and qualifications that led to the nomination by the Nominations and Corporate Governance Committee and approval by the Board of Directors for recommendation of each individual for election.

If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Directors will be elected by a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 8, 2021, the Company engaged Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee and Board of Directors.

The following is the breakdown of aggregate fees for the last two fiscal years.

	2022	2021
Audit Fees	$191,987	$183,879
Audit Related Fees	135,637	133,643
Tax Fees	-	-
All Other Fees	-	92,700
	$327,624	$410,222

It is our policy to engage the principal accounting firm to conduct the financial audit for our company and to confirm prior to such engagement, that such principal accounting firm is independent of our company when required by SEC rules and regulations. All services of the principal accounting firm reflected above were approved by the Board of Directors.

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first category, specifically, SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” related to the reviews of Registration Statements on Form S-1

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit- related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that the independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

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All of the services provided above under the caption “Audit-Related Fees” were approved by our Board of Directors or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

For more information surrounding PKF’s appointment, please see the section entitled “The Audit Committee.”

Change in Independent Registered Public Accounting Firm

As previously reported in our Current Report on Form 8-K (the “2020 Current Report”) dated April 28, 2020, following a comprehensive process, the Audit Committee dismissed KWCO, PC (“KWCO”) as our independent registered public accounting firm on April 22, 2020.

KWCO reports on our consolidated financial statements as of and for the fiscal periods ended March 31, 2019 and March 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal periods ended March 31, 2019 and March 31, 2018 and during the subsequent period from April 1, 2019 through April 22, 2020, there were (i) no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We provided KWCO with a copy of the disclosures it is making in the 2020 Current Report and requested that KWCO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein. A copy of KWCO’s letter dated April 28, 2020, is filed as Exhibit 16.1 to the 2020 Current Report.

Effective April 22, 2020, we, upon approval of the Audit Committee and Board of Directors, engaged Marcum LLP (“Marcum”) as our new independent registered public accounting firm. The decision to change accountants was approved by our Audit Committee and Board of Directors.

Prior to April 22, 2020, we did not consult with Marcum regarding (i) the application of accounting principles to specified transactions, the type of audit opinion that might be rendered on our financial statements, and neither written or oral advice was provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issues, or (ii) any matter that was the subject of a disagreement between us and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

As previously reported in our Current Report on Form 8-K (the “2021 Current Report”) dated April 8, 2021, following a comprehensive process, the Audit Committee dismissed Marcum LLP as our independent registered public accounting firm on April 8, 2021.

Marcum’s report on our financial statements for the fiscal year ended March 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in the report regarding substantial doubt about our ability to continue as a going concern.

As of the date of the dismissal, Marcum did not complete its audit of our consolidated financial statements for the fiscal year ended March 31, 2021. Since Marcum’s appointment on April 22, 2020, and through the date of the dismissal, there were (i) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, which disagreements if not resolved to their satisfaction would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than as noted above regarding our ability to continue as a going concern and except for the material weaknesses identified related to (i) a lack of segregation of duties; (ii) ineffective corporative governance controls; (iii) controls that may not be adequately designed or operating effectively; and (iv) ineffective or delayed communication of certain contracts entered into in the ordinary course of business, whether written or oral.

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We provided Marcum with a copy of the disclosures it made in the 2021 Current Report and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in the 2021 Current Report. A copy of Marcum’s letter dated April 13, 2021, is filed as Exhibit 16.1 to the 2021 Current Report.

Effective April 8, 2021, we engaged Pannell Kerr Forster of Texas, P.C. (“PKF”) as our new independent registered public accounting firm. The decision to change accountants was approved by our Audit Committee and Board of Directors.

During the two fiscal years ended March 31, 2021 and March 31, 2020 and during the subsequent interim period from April 1, 2021 through April 8, 2021, neither us nor anyone on our behalf consulted PKF regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PKF concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Vote Required

Shareholder ratification of the audit committee’s appointment of PKF as our independent registered public accounting firm is not required by our Bylaws or otherwise. Nonetheless, the Board of Directors has elected to submit the appointment of PKF to our shareholders for ratification. If a quorum is present, this Proposal 2 will be approved if a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting votes for ratification. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and, thus, will have the same effect as a vote “Against” this proposal. As a routine matter, there will not be any broker non-votes with respect to this proposal. With respect to this Proposal 2, the Board’s audit committee is not bound by either an affirmative or negative vote. The audit committee will consider a vote against Pannell Kerr Forster of Texas, P.C by the shareholders in selecting the Company’s independent registered accounting firm in the future.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF Pannell Kerr Forster of Texas, P.C. as our Independent Registered Public Accounting Firm

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PROPOSAL 3

APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, as added by the Dodd-Frank Wall Street Reform and Consumer Protection Act, this proposal, commonly known as the “Say on Pay” advisory vote, gives our Shareholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable rules of the SEC.

Our compensation philosophies seek to attract, motivate, and retain high-quality executives and align their interests with those of our Shareholders. We compensate our named executive offices in accordance with employment agreements and strategies that aim to motivate our named executive officers to expand their maximum efforts in the creation of shareholder value.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophies, policies and practices described in this Proxy Statement. Accordingly, we ask that our shareholders indicate their support of the compensation of the named executive officers by voting to approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in compensation tables and disclosures of the Company’s Proxy Statement for the Annual Meeting of Shareholders.

This say-on-pay vote is advisory, and therefore, is not binding on the Company, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee value the opinions of our Shareholders, and will take into account the outcome of this vote when considering future compensation changes to our named executive officers. We currently expect to hold future advisory votes on executive compensation every three years, and the next “Say on Pay” vote is expected to occur at our 2025 Annual Meeting of Shareholders.

Vote Required

The vote required to approve Proposal 3 is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and, thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

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PROPOSAL 4

APPROVAL of the stock amendment plan proposal

STOCK INCENTIVE PLAN AMENDMENT PROPOSAL

The Company is asking the shareholders to approve an amendment to the Ammo, Inc. 2017 Equity Incentive Plan (the “Plan”), the material terms of which are more fully described below. The Board of Directors approved the Amendment to the Plan on November 22, 2022, subject to the shareholder approval solicited by this proxy statement with such approval required by Nasdaq Listing Rule 5635(c).

In November 2017, the Board of Directors approved the Plan. Under the Plan, 485,000 shares of common stock were reserved and authorized to be issued. In August 2020 the Board approved, and in October 2020 our shareholders approved, an increase the total number of shares of our common stock available for issuance under the Plan to 5,000,000 shares. The Board is now asking the shareholders to approve an increase the total number of shares of our common stock available for issuance under the Plan by one million (1,000,000) shares. If this proposal is approved, the total number of shares that will be available for issuance under the Plan will be six million (6,000,000) shares. The Board believes this increase will assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve the Company and its affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the shareholders of the Company.

All terms of the Plan shall remain the same with the exception of the amount of shares reserved for issuance under the Plan which shall be increased by one million (1,000,000) shares. If this proposal is approved, the total number of shares that will be available for issuance under the Plan will be six million (6,000,000) shares.

Description of the 2017 Plan

The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units (“RSUs”) Performance Awards and Other Stock-Based Awards (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Annex 1. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All Employees, Officers, Directors, consultants and independent contractors of the Company and its Affiliates (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. As of September 30, 2022, the number of employees eligible to participate in the Plan was 308, there was one consultant or independent contractor eligible to participate in the Plan, and the number of non-employee directors eligible to participate in the Plan was six.

Administration

Except with respect to Awards granted to Non-Employee Directors, the Plan is administered by the Compensation Committee, and if no such committee exists then the Board (the “Committee”). With respect to Awards granted to Non-Employee Directors, the Board of Directors serves as the Committee, unless the Board of Directors appoints another committee or person(s) for such purpose. The Committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (each a “Participant”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the Committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum number of shares of Common Stock that may be issued under the Plan is six million (6,000,000), provided that the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during a fiscal year is five hundred thousand (500,000) shares. Upon payment for Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

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Options

The Plan authorizes the grant of Nonstatutory Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code and may be granted only to Section 422 Employees. A Section 422 Employee is an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after the adoption of the Plan. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the Participant to purchase shares of Common Stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Committee, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than the fair market value (110% of the fair market value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) after its date of grant. The Committee may permit the exercise of an Option on a “net issuance” basis pursuant to which the Participant surrenders an Option and receives in exchange shares of Common Stock with a fair market value on the date of surrender equal to the difference between (i) the fair market value of the shares subject to the surrendered Option, and (ii) the exercise price of the surrendered Option. The Committee may condition the grant or vesting of an Option on the achievement of one or more Performance Goals, as described below.

Restricted Stock Awards

The Plan authorizes the Committee to grant Restricted Stock Awards. Shares of Common Stock covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and such other terms and conditions as the Committee determines. Such terms and conditions may provide, in the discretion of the Committee, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more Performance Goals, as described below.

RSUs

The Plan authorizes the Committee to grant RSU Awards. RSU Awards granted under the Plan are contingent awards of Common Stock (or the cash equivalent thereof). Pursuant to such Awards, shares of Common Stock are issued subject to such terms and conditions as the Committee deems appropriate, including terms that condition the issuance of the shares upon the achievement of one or more Performance Goals, as described below. Unlike in the case of awards of Restricted Stock, shares of Common Stock are not issued immediately upon the award of RSUs, but instead shares of Common Stock (or the case equivalent thereof) are issued upon the satisfaction of such terms and conditions as the Committee may specify, including the achievement of one or more Performance Goals.

Performance Awards

The Plan authorizes the grant of Performance Awards. Performance Awards provide for payments in cash, shares of Common Stock or a combination thereof contingent upon the attainment of one or more Performance Goals established by the Committee. For purposes of the limit on the number of shares of Common Stock with respect to which an Employee may be granted Awards during any fiscal year, a Performance Award is deemed to cover the number of shares of Common Stock equal to the maximum number of shares that may be issued upon payment of the Award.

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Other Stock-Based Awards

The Plan authorizes the grant of Other Stock-Based Awards. Other Stock-Based Awards shall cover such number of shares of Common Stock and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

Dividends and Dividend Equivalents

The terms of an Award may, at the Committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock covered by the Award. Such payments may either be made currently or credited to any account established for the Participant, and may be settled in cash or shares of Common Stock.

Performance Goals

The terms and conditions of an Award may provide for the grant, vesting or payment of the Award to be contingent upon the achievement of one or more specified Performance Goals established by the Committee. For this purpose, “Performance Goals” means performance goals established by the Committee which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Committee.

Capital Adjustments

If the outstanding Common Stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation or the like, the Committee shall substitute or adjust: (a) the number and class of securities subject to outstanding Awards, (b) the type of consideration to be received upon exercise or vesting of an Award, (c) the exercise price of Options, (d) the aggregate number and class of securities for which Awards may be granted under the Plan, and/or (e) the maximum number of Shares with respect to which an Employee may be granted Awards during the fiscal year.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a Participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of Common Stock otherwise issuable, or (c) delivery to the Company by the Participant of unencumbered shares of Common Stock.

Termination and Amendment

The Administrator may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the Administrator may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

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Term of the Plan

Unless sooner terminated by the Administrator or Board of Directors, the Plan will terminate on October 25, 2027. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options. Generally, a Participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonqualified Stock Options, RSUs, Performance Awards and Other Stock-Based Awards. A Participant generally is not required to recognize income on the grant of a Nonqualified Stock Option, RSU, Performance Award or Other Stock-Based Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option is exercised, or in the case of an RSU, Performance Award or Other Stock-Based Award, on the date of payment of such Award in cash and/or shares of Common Stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonqualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price; and (b) in the case of an RSU, Performance Award or Other Stock-Based Award, the amount of cash and the fair market value of any shares of Common Stock received.

Restricted Stock. Unless a Participant who is granted shares of Restricted Stock makes an election under Section 83(b) of the Code as described below, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the shares vest (i.e. become transferable or no longer subject to a substantial risk of forfeiture), the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Restricted Stock on such date over the amount, if any, paid for such shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares of Restricted Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the Participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), a Restricted Stock Award, an RSU, a Performance Award or an Other Stock-Based Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant, provided that certain income tax reporting requirements are satisfied.

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Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the Committee has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a special interest payment. The Plan is intended to comply with Section 409A of the Code to the extent applicable, and the Committee will administer and interpret the Plan and Awards accordingly.

Determining Fair Value

The Company records compensation expense associated with stock options and other equity-based compensation using the Black-Scholes-Merton option valuation model for estimating fair value of stock options granted under our plan. The Company amortizes the fair value of stock options on a ratable basis over the requisite service periods, which are generally the vesting periods. The expected life of awards granted represents the period of time that they are expected to be outstanding. The Company estimates the volatility of our common stock based on the historical volatility of its own common stock over the most recent period corresponding with the estimated expected life of the award. The Company bases the risk-free interest rate used in the Black Scholes-Merton option valuation model on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent remaining term equal to the expected life of the award. The Company has not paid any cash dividends on our common stock and does not anticipate paying any cash dividends in the foreseeable future. Consequently, the Company uses an expected dividend yield of zero in the Black-Scholes-Merton option valuation model and adjusts share-based compensation for changes to the estimate of expected equity award forfeitures based on actual forfeiture experience. The effect of adjusting the forfeiture rate is recognized in the period the forfeiture estimate is changed.

Vote Required

The approval of this advisory Proposal 4 requires the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy. Broker non-votes will not have a positive or negative effect on the outcome of the proposal. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and, thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE STOCK AMENDMENT PLAN PROPOSAL

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APPENDIX I

AMENDMENT TO THE

AMMO, INC.

2017 EQUITY INCENTIVE PLAN

WHEREAS, Ammo, Inc., a Delaware corporation (the “Company”) currently maintains and sponsors the Ammo, Inc. 2017 Stock Incentive Plan (the “Plan”); and

WHEREAS, Section 14(a) of the Plan provides that the Board of the Directors of the Company (“Board”) may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein; and

NOW, THEREFORE, effective upon the Company’s Stockholders’ approval as set forth in Section 14(a) of the Plan, the following amendment to the Plan is hereby adopted:

1. Section 3(a) of the Plan shall be amended and restated to read as follows: “ The maximum aggregate number of Shares that may be issued under the Plan through Awards is 6,000,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13 of the Plan.”

3. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the ____ day of __________ 2023, on behalf of the Company.

AMMO, INC.

By: _________________________ Name: _______________________ Title: ________________________

AMMO, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – JANUARY 5, 2023 AT 10:00 A.M., MOUNTAIN TIME

The undersigned shareholder(s) of AMMO, INC. (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Fred W. Wagenhals and Robert D. Wiley, and each of them, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders of the Company to be held virtually at https://web.lumiagm.com/276085716 on Thursday, January 5, 2023 at 10:00 a.m., Mountain Time, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy confers authority and shall be voted, for the election of directors, in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 760-452-4423.
INTERNET:	https://www.westcoaststocktransfer.com/ proxy-poww/

CONTROL NUMBER:

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your "Control Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares. If you appoint the Proxies by Internet, you need not return a proxy card. You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by Internet through the end of the day January 4, 2023.

→ **Please ensure you fold then detach and retain this Proxy** →

ANNUAL MEETING OF THE SHAREHOLDERS OF AMMO, Inc.

CONTROL NUMBER:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL NUMBER:

Proposal 1 →	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**	**Proposal 1**
To elect the following seven (9) directors:	☐	☐		
Fred W. Wagenhals			☐	
Russell William Wallace, Jr.			☐	
Harry S. Markley			☐	
Randy E. Luth			☐	
Jessica M. Lockett			☐	
Steven F. Urvan			☐	
Richard R. Childress			☐	
Wayne Walker			☐	
Christos Tsentas			☐	

Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**	**Proposal 2**
The ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm.	☐	☐	☐	

Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**	**Proposal 3**
Approval on an advisory basis of the compensation of the named executive officers.	☐	☐	☐	

Proposal 4 →	**FOR**	**AGAINST**	**ABSTAIN**	**Proposal 4**
Approval of the stock amendment plan proposal	☐	☐	☐	

Our Board of Directors recommends that you vote "FOR" all of the nine director nominees named above for election to our Board of Directors; "FOR" approval, on the ratification of the appointment of our independent registered public accounting firm; "FOR" approval, of the compensation of our named officers; and "FOR" the approval of the stock amendment plan. With respect to the election of directors the proxy will vote your shares in such a way that is consistent with your written instructions on your completed proxy card, and if no such instructions are provided, then in such a manner that will facilitate the election of as many of the nominees identified on this proxy card as possible.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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MARK "X" HERE IF YOU PLAN TO PARTICIPATE IN THE MEETING: ☐

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)